EXHIBIT 10.29

                              TRADEMARK AND PATENT
                               SECURITY AGREEMENT

         THIS TRADEMARK AND PATENT SECURITY AGREEMENT, dated as of January 31, 1997, is made by CAMPUS VOICE, L.L.C., a Delaware limited liability company (the "Grantor"), in favor of SIRROM INVESTMENTS, INC., a Tennessee corporation (the "Lender").

                                   WITNESSETH:

         WHEREAS, pursuant to that certain Loan Agreement of even date herewith between Grantor and Lender, (as amended, extended, modified, restructured or renewed from time to time, the "Loan Agreement") by and among Grantor and Lender, Lender is making certain loans evidenced by that Senior Secured Promissory Note of this date made by Grantor payable to the order of Lender in the original principal amount of $660,000, by that Junior Secured Promissory Note of this date made by Grantor payable to the order of SCCGS, Inc. and now held by Lender in the original principal amount of $300,000, and by that Second Junior Secured Promissory Note of this date made by Grantor payable to the order of SCCGS, Inc. and now held by Lender in the original principal amount of $1,263,222.83 (such notes are collectively the "Note," and the loans evidenced thereby are collectively the "Loan");

         WHEREAS, the Grantor owns certain Trademarks and Patents listed on Schedule A hereto;

         WHEREAS, the Grantor desires to mortgage, pledge and grant to Lender, for the benefit of Lender, a security interest in all of its right, title and interest in, to and under the Collateral, including the property listed on the attached Schedule A, together with any renewal or extension thereof, and all Proceeds thereof, to secure the payment of the Obligations;

         WHEREAS, it is a condition precedent to the obligation of the Lender to make the Loan to the Grantor under the Loan Agreement, that Grantor execute this Agreement;

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and to induce Lender to enter into the Loan Agreement and to induce Lender to make the loan to the Grantor under the Loan Agreement, the Grantor hereby agrees with Lender, as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

               "Collateral" has the meaning assigned to it in Section 3 of this Security Agreement.

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               "Obligations"  means obligations secured hereby shall include (a)
loans to be made concurrently or in connection with this Agreement or the Loan Agreement as evidenced by one or more promissory notes payable to the order of Lender that shall be due and payable as set forth in such promissory notes, and any renewals or extensions thereof, (b) the full and prompt payment and performance of any and all other indebtednesses and other obligations of Grantor to Lender, direct or contingent (including but not limited to obligations incurred as indorser, guarantor or surety), however evidenced or denominated, and however and whenever incurred, including but not limited to indebtednesses incurred pursuant to any present or future commitment of Lender to Grantor and
(c) all future advances made by Lender for taxes, levies, insurance and preservation of the Collateral and all attorney's fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or other obligations and the enforcement and protection of the security interest created hereby.

               "Patents" means all types of exclusionary or protective rights granted (or applications therefor) for inventions in any country of the world (including, without limitation, letters patent, plant patents, utility models, breeders' right certificates, inventor's certificates and the like), and all reissues and extensions thereof and all divisions, continuations and continuations-in-part thereof, including, without limitation, all such rights referred to in Schedule A hereto.

               "Patent License" means all agreements material to the operation of Grantor's businesses, whether written or oral, providing for the grant by or to the Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule A hereto.

               "Proceeds" means "proceeds," as such term is defined in Section 9-306(l) of the UCC and, to the extent not included in such definition, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to the Grantor, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to the Grantor from time to time in connection with any taking of all or any part of the Collateral by any governmental authority or any Person acting under color of governmental authority), (c) all judgments in favor of the Grantor in respect of the Collateral and (d) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

               "Security Agreement" means this Trademark and Patent Security Agreement, as amended, supplemented or otherwise modified from time to time.

               "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source of business identifiers used in any country in the world, whether registered or unregistered, and the goodwill associated therewith, now existing and material to the businesses of the Grantor or hereafter acquired, and (b) all registrations, recordings and renewals thereof, and all applications in connection


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

therewith, issued by or filed in a national, state or local governmental authority of any country, including, without limitation, all such rights referred to in Schedule A hereto.

               "Trademark License" means any agreement, material to the businesses of the Grantor, written or oral, providing for the grant by or to the Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule A hereto.

               "UCC" means the Uniform Commercial Code as from time to time in effect in the State of Tennessee.

         2. Assets Acquired from SCCGS, Inc. Notwithstanding any other provision of this Agreement, Grantor's warranties and representations made in this Agreement regarding the title and condition or other matters relating to any assets acquired by Grantor from SCCGS, Inc. as part of the "Assets," as defined in that Bill of Sale and Agreement dated as of the date hereof among Sirrom Capital Corporation, Grantor, SCCGS, Inc. and Network Event Theater, Inc., are made to the best of Grantor's knowledge based only upon its diligence to date and the representations and warranties of SCCGS, Inc. in the Bill of Sale and Agreement.

         3. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, Grantor hereby assigns and grants to Lender for the benefit of Lender a security interest in all of Grantor's right, title and interest in and to the following property now owned or at any time hereafter acquired by Grantor or in which Grantor now have or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

               (i)   all Trademarks;

               (ii)  all Trademark Licenses;

               (iii) all Patents;

               (iv)  all Patent Licenses; and

               (v) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing;

that are material to the business of Grantor, and whether or not included in Schedule A.

         4.  Representations and Warranties  Concerning  Trademarks.  Subject to
Section 2 above, Grantor represents and warrants that to the best of its knowledge Schedule A hereto includes all of Grantor's registered Trademarks and Trademark Licenses and all of the Patents and Patent Licenses owned by Grantor in its own name or as to which Grantor has any colorable claim of ownership that are material to the businesses of Grantor as of the date hereof; to the best of Grantor's knowledge,


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each Trademark and Patent is valid, subsisting,  unexpired,  enforceable and has not been abandoned; except as set forth in Schedule A, none of the Trademarks or Patents is the subject of any licensing or franchise agreement; all licenses of the Trademarks and Patents are in force and, to the best knowledge of the Grantor, not in default; no holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of any material Trademark or Patent; and no action or proceeding is pending (i) seeking to limit, cancel or question the validity of any Trademark or Patent or the Grantor's ownership thereof or (ii) which, if adversely determined, would reasonably be likely to have a material adverse effect on the value of any Trademark or Patent.

         5. Covenants. Grantor covenants and agrees with Lender that, from and after the date of this Security Agreement until the Obligations are paid in full:

                  (a) Further Documentation. From time to time, upon the written request of Lender, and at the sole expense of Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens created hereby. Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  (b) Limitation on Lien on Collateral. Grantor will not create, incur or permit to exist, will take all commercially reasonable actions to defend the Collateral against, and will take such other commercially reasonable action as is necessary to remove, any lien or claim on or to the Collateral, other than the liens created hereby, and other than as permitted pursuant to the Loan Agreement, and will take all commercially reasonable actions to defend the right, title and interest of Lender in and to any of the Collateral against the claims and demands of all persons whomsoever.

                  (c) Limitations on Dispositions of Collateral. Grantor will not sell, transfer or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except as permitted in the Loan Agreement.

                  (d) Notices. Grantor will advise Lender promptly, in reasonable detail, at its address set forth in the Loan Agreement, (i) of any lien (other than liens created hereby or permitted under the Loan Agreement) on, or claim asserted against, Trademarks or Patents and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the liens created hereunder.


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                  (e) Patents and Trademarks..

                           (i) Grantor (either itself or through licensees) will, except with respect to any Trademark that the Grantor shall reasonably determine is of immaterial economic value to it or otherwise reasonably determines not to do so, (A) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark,
                  (C) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within 30 days after such use or adoption Lender, for its benefit, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                           (ii) Grantor will not, except with respect to any Patent that Grantor shall reasonably determine is of immaterial economic value to it or otherwise reasonably determine so to do, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                           (iii) Grantor will promptly notify Lender if it knows, or has reason to know, that any application relating to any Patent or any Trademark may become abandoned or dedicated, or of any adverse determination or material development
                  (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark office or any court or tribunal in any country) regarding the Grantor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                           (iv) Whenever a Grantor,  either by itself or through
                  any agent, employee, licensee or designee, shall file an application for any Patent or for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Grantor shall report such filing to Lender within five business days after the last day of the fiscal quarter in which such filing occurs. Upon request of Lender, the Grantor shall execute and deliver any and all reasonably necessary agreements, instruments, documents, and papers as Lender may request to evidence Lender's security interest in any newly filed Patent or Trademark and the goodwill and general intangibles of the Grantor relating thereto or represented thereby, and each Grantor hereby constitutes Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are


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

                  paid in full. Grantor's inadvertent failure to report any filing to Lender shall not be considered a default under this Agreement unless such failure causes Lender to be unprotected in any Patent or Trademark.

                           (v)  Grantor,  except  with  respect to any Patent or
                  Trademark the Grantor shall reasonably determine is of immaterial economic value to it or it otherwise reasonably determines not to so do, will take all reasonable and necessary steps, including, without limitation, in any proceedings before any tribunal, office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration or Patent) and to maintain each Patent and each registration of Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate.

                           (vi) In the event Grantor knows or has reason to know
                  that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Grantor shall promptly notify Lender after it learns thereof and shall, unless the Grantor shall reasonably determine that such Patent or Trademark is of immaterial economic value to the Grantor or that it is otherwise not worth the cost of enforcing under the circumstances, which determination the Grantor shall promptly report to Lender (provided that the failure of the Grantor to give this notice shall not constitute an Event of Default unless Lender determines, in its reasonable discretion, that the affected trademark was of material value and should have been defended or enforced), promptly sue for infringement, misappropriation or dilution, or take such other actions as the Grantor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

         6. Lender's Appointment as Attorney-in-Fact.

                  (a)  Powers.   Grantor  hereby  irrevocably   constitutes  and
appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time after the occurrence, and during the continuation of, an Event of Default, in Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives Lender the power and right, on behalf of the Grantor without notice to or assent by the Grantor, to do the following at any time when any Event of Default shall have occurred and is continuing:

                           (i) Lender may, in the name of the Grantor or its own
                  name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under, or with respect to, any


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                  Collateral  and to file any claim or to take any other  action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due with respect to such Collateral whenever payable;

                           (ii) to pay or  discharge  taxes and liens  levied or
                  placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or part of the premiums therefor and the costs thereof; and

                           (iii) (a) to direct any party  liable for any payment
                  under any of the Collateral to make payment of any and all monies due or to become due thereunder directly to Lender or as Under shall direct, (b) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (c) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral, (d) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral, (e) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral, (f) to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as Lender may deem appropriate, (g) to assign any Trademark (along with goodwill of the business to which such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine, and (h) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and the Grantor's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and the liens of Lender thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

                  Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) Other Powers. Grantor also authorizes Lender, at any time and from time to time, to execute, in connection with the sale provided for in
Section 6 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.


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                  (c) No Duty on the Part of  Lender.  The powers  conferred  on
Lender hereunder are solely to protect the interests of Lender in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its partners, officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or failure to comply with mandatory provisions of applicable law.

         7. Performance by Lender of Grantor's Obligations. If Grantor fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at the highest default rate provided in the Note, shall be payable by the Grantor to Lender on demand and shall constitute Obligations secured hereby.

         8. Proceeds. It is agreed that if an Event of Default shall occur and be continuing (a) all Proceeds received by Grantor consisting of cash, checks and other cash equivalents shall be held by the Grantor in trust for Lender, segregated from other funds of the Grantor, and shall, forthwith upon receipt by the Grantor, be turned over to Lender in the exact form received by Grantor (duly endorsed by Grantor to Lender, if required), and (b) any and all such Proceeds received by Lender (whether from Grantor or otherwise) shall promptly be applied by Lender against, the Obligations (whether matured or unmatured), such application to be in such order as Lender shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive the same.

         9. Remedies. If an Event of Default shall occur and be continuing, Lender, may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or, contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or on future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived or released. Grantor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at the Grantor's premises or elsewhere. Lender shall apply the net


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proceeds of any such collection,  recovery, receipt, appropriation,  realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender
hereunder,  including,  without  limitation,   reasonable  attorneys'  fees  and
disbursements, to the payment in whole or in part of the Obligations, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required by any provision of law, including, without limitations Section 9-504(l)(c) of the UCC, need Lender account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, Grantor waives all claims, damages and demands it may acquire against Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by Lender to collect such deficiency.

         10. Limitation on Duties Regarding Preservation of Collateral. Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Lender would deal with similar property for its own account. Neither Lender nor any of its partners, directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or otherwise.

         11. Powers Coupled with an Interest. All authorizations and agencies herein Contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         12. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. Paragraph Headings. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. No Waiver, Cumulative Remedies. Lender shall not by any act (except by a written instrument pursuant to Section 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by

Lender of any right or remedy hereunder on any occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         15. Waivers and Amendments, Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and Lender, provided that any provision of this Security Agreement may be waived by Lender in a written letter or agreement executed by Lender or by telex or facsimile transmission from Lender. This Security Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of Lender and its successors and assigns.

         16. Notices. All notices, requests and demands to or upon the Grantor or Lender to be effective shall be in writing or by telecopy or telex and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage prepaid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Loan Agreement.

         17. Governing Law. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Tennessee applicable to contracts to be wholly performed in such State.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                    GRANTOR:

                                    CAMPUS VOICE, L.L.C.,
                                    a Delaware limited liability company


                                    By: /s/ Bruce L. Resnik
                                       --------------------------------------
                                       Title: Secretary
                                             --------------------------------

                                    LENDER:

                                    SIRROM INVESTMENTS, INC.
                                    a Tennessee corporation


                                    By: /s/ Jeff Armstrong
                                       --------------------------------------
                                       Title: VP
                                             --------------------------------


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

                                   SCHEDULE A

                                   Trademarks

--------------------------------------------------------------------------------
     Mark                     Style       Class      Basis       Application No.
--------------------------------------------------------------------------------
1.   CAMPUS VOICE             Block       (16)       USE         (75/083197)
--------------------------------------------------------------------------------
2.   CAMPUS VOICE             Design      (16)       USE         (75/083134)
--------------------------------------------------------------------------------
3.   CAMPUS VOICE             Design      (41)       USE         (75/083196)
--------------------------------------------------------------------------------
4.   CAMPUS VOICE LIFESTYLE   Block       (16)       ITU         (75/083003)
--------------------------------------------------------------------------------
5.   CAMPUS VOICE LIFESTYLE   Design      (16)       ITU         (75/083002)
--------------------------------------------------------------------------------
6.   CAMPUS VOICE             Block       (16)       ITU         (75/083000)
     REC/SPORTS
--------------------------------------------------------------------------------
7.   CAMPUS VOICE             Design      (16)       ITU         (75/083001)
     REC/SPORTS
--------------------------------------------------------------------------------
8.   CAMPUS VOICE RADIO       Block       (38)       ITU         (75/082927)
--------------------------------------------------------------------------------
9.   CAMPUS VOICE RADIO       Design      (38)       ITU         (75/083004)
--------------------------------------------------------------------------------
10.  CAMPUS VOICE             Block       (38)       ITU         (75/082998)
     TELEVISION
--------------------------------------------------------------------------------
11.  CAMPUS VOICE             Design      (38)       ITU         (75/082928)
     TELEVISION
--------------------------------------------------------------------------------
12.  CAMPUS VOICE NEWS        Block       (41)       ITU         (75/082929)
--------------------------------------------------------------------------------
13.  CAMPUS VOICE NEWS        Design      (41)       ITU         (75/083142)
--------------------------------------------------------------------------------


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